Second Quarter 2022 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest- earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2021, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Second Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.74 Net Income $28.9 million ROA 1.25% ROE 9.83% ROTE* 14.63% PPNR* 1.71% HIGHLIGHTS • Higher PPNR driven by a $7.5 million, or 11%, increase in net interest income • Net interest margin expansion of 40 bps to 3.56% • NPAs declined $20.7 million, or 34.8% • Strong consumer loan growth of $111.7 million, or 27.5% annualized • S&T Bank celebrates 120 year anniversary • S&T Bank named by Forbes as Best-In- State on the heels of J.D. Power Award

2Q22 VS 1Q22: Balance Sheet • Loans, excluding PPP, increased $107 million, or 6.2% annualized • DDA deposits stable • Interest-bearing deposit decline was concentrated in few high balance, rate sensitive customers Dollars in millions 4 2Q22 1Q22 Variance $345 $824 ($479) $1,069 $1,028 $41 $7,029 $6,922 $107 $12 $42 ($30) $7,612 $7,960 ($348) Cash & Int Bear Bal Securities Loans Ex-PPP PPP Deposits ($500)($400)($300)($200)($100) $0 $100 DDA Int DDA MM Savings CD ($200) ($150) ($100) ($50) $0 Deposit Change by Type:

Asset Quality ACL 2Q22 VS 1Q22: Dollars in millions 5 ASSET QUALITY TRENDS • NPAs decreased 34.8% due to resolution of C&I relationship and loan payoffs • Net charge-offs of 17 bps • Qualitative reserve increased due to macro environment

• Net interest income increased $7.5 million, or 11%, due to increased rates • NIM expanded 40 bps to 3.56% • We are well-positioned to benefit from rising rates Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 6 Loan Rate Sensitivity Mix 52% 22% 26% Floating Adjustable Fixed

2Q22 2Q22 vs 1Q22 2Q22 vs 2Q21 Debit and Credit Card $4.8 ($0.3) $— Service Charges 4.2 0.2 0.6 Wealth 3.2 0.0 0.0 Mortgage 0.4 (0.6) (1.3) Other 0.0 (1.9) (2.1) Noninterest Income $12.6 ($2.6) ($2.8) Noninterest Income 7Dollars in millions • Unfavorable valuation in a nonqualified benefit plan • Mortgage decline due to shift in volume of loans sold to portfolio

2Q22 2Q22 vs 1Q22 2Q22 vs 2Q21 Salaries & Benefits $24.8 $1.1 $0.3 Data Processing 4.1 (0.3) 0.3 Occupancy 3.6 (0.3) 0.2 FF&E 2.9 0.1 0.5 Professional Services 2.4 0.4 0.7 Other Taxes 1.7 0.2 (0.1) Marketing 1.5 0.1 0.5 FDIC 0.9 0.0 0.0 Other 6.5 (0.3) 0.2 Noninterest Expense $48.4 $1.0 $2.6 • Increase in salaries & benefits due to higher incentives and medical costs offset by valuation in a nonqualified benefit plan Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 8 $45.8 $47.2 $50.2 $47.4 $48.4 Noninterest Expense Efficiency Ratio* 2Q21 3Q21 4Q21 1Q22 2Q22 54% 56% 59% 57% 55%

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 9 TOTAL CAPITAL • We have strong capital levels and are well-positioned for growth • $4.1 million of buybacks executed in 2Q22

2Q22 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $115,750 Plus: amortization of intangibles (annualized), net of tax 1,197 Net income before amortization of intangibles (annualized) $116,947 Average total shareholders' equity $1,177,550 Less: average goodwill and other intangible assets, net of deferred tax liability (378,453) Average tangible equity (non-GAAP) $799,097 Return on average tangible shareholders' equity (non-GAAP) 14.63% PPNR / Average Assets (non-GAAP) Income before taxes $36,196 Plus: Provision for credit losses 3,204 Total $39,400 Total (annualized) (non-GAAP) $158,034 Average assets $9,225,591 PPNR / Average Assets (non-GAAP) 1.71 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,178,358 Less: goodwill and other intangible assets, net of deferred tax liability (378,259) Tangible common equity (non-GAAP) $800,099 Total assets $9,103,814 Less: goodwill and other intangible assets, net of deferred tax liability (378,259) Tangible assets (non-GAAP) $8,725,556 Tangible common equity to tangible assets (non-GAAP) 9.17% Appendix Definitions of GAAP to Non-GAAP Financial Measures 10

2Q22 1Q22 4Q21 3Q21 2Q21 Efficiency Ratio (non-GAAP) Noninterest expense $48,424 $47,414 $50,189 $47,241 $45,829 Net interest income per consolidated statements of net income 75,194 67,733 68,438 68,712 68,304 Plus: taxable equivalent adjustment 506 493 510 557 585 Net interest income (FTE) (non-GAAP) $75,700 $68,226 $68,948 $69,269 $68,889 Noninterest income 12,630 15,226 16,104 15,846 15,424 Less: net (gains) losses on sale of securities — — — — (29) Net interest income (FTE) (non-GAAP) plus noninterest income $88,330 $83,452 $85,052 $85,115 $84,284 Efficiency ratio (non-GAAP) 54.82% 56.82% 59.01% 55.50% 54.37 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $77,599 $70,109 $71,135 $71,769 $71,577 Less: interest expense (2,405) (2,376) (2,697) (3,058) (3,273) Net interest income per consolidated statements of net income $75,194 $67,733 $68,437 $68,711 $68,304 Plus: taxable equivalent adjustment 506 493 510 557 585 Net interest income (FTE) (non-GAAP) $75,700 $68,226 $68,947 $69,268 $68,889 Net interest income (FTE) (annualized) $303,633 $276,694 $273,537 $274,812 $276,313 Average interest-earning assets $8,535,384 $8,747,398 $8,768,329 $8,769,425 $8,729,277 Net interest margin (FTE) (non-GAAP) 3.56% 3.16% 3.12% 3.14% 3.16 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

Second Quarter 2022 Earnings Supplement